Taxation	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Taxation
Note 9: Taxation
The components of tax expense for 2022 and 2021 are as follows:

	Year ended December 31,

	2022	2021
Current tax expense	339	945
Deferred tax (benefit) expense	(80)	662
Total tax expense	259	1,607
Taxes on items recognized in “Other comprehensive (loss) income” or directly in equity in 2022 and 2021 are as follows:

	Year ended December 31,

	2022	2021
Included in Other comprehensive (loss) income
Deferred tax (benefit) expense on remeasurement on defined benefit pension plans	(43)	58
Deferred tax benefit on share of other comprehensive loss in equity method investments	-	(23)
Included in Equity
Deferred tax expense (benefit) on share-based payments	28	(21)
Current tax benefit on share-based payments	(4)	(18)

Items affecting tax expense for 2022 and 2021
Tax expense in each year included significant impacts related to the Company’s indirect investment in LSEG.
In 2022, tax expense included $124 million of tax benefit related to the Company’s losses in equity method investments and $80 million of tax expense related to other finance income, primarily from gains on foreign exchange contracts related to the Company’s investment in LSEG. Tax expense in 2022 also included a charge of $64 million to reflect the Company’s intention to settle a tax dispute with a tax loss carryforward that had been previously recognized as a deferred tax asset on its balance sheet.
In 2021, tax expense included $1,497 million related to the Company’s earnings in equity method investments, primarily related to the gain on sale of Refinitiv to LSEG.
Below is a reconciliation of income taxes calculated at the Canadian corporate tax rate of 26.5% to the tax expense for 2022 and 2021:

	Year ended December 31,

	2022	2021
Income before tax	1,650	7,294
Income before tax multiplied by the standard rate of Canadian corporate tax of 26.5%	437	1,933
Effects of:
Income taxes recorded at rates different from the Canadian tax rate	(226)	(335)
Tax losses for which no benefit is recognized	77	21
Net non-taxable foreign exchange and other gains and losses	(86)	(3)
Tax (benefit) expense on changes in statutory intercompany investment values	(50)	34
Derecognition (recognition) of tax losses that arose in prior years due to changes in statutory intercompany investment values	50	(34)
Provision for uncertain tax positions	30	5
Derecognition (recognition) of tax assets that arose in prior years	68	(3)
Recognition of tax attributes of foreign subsidiaries	(29)	-
Impact of tax law changes	(13)	(17)
Research and development credits	(13)	(10)
Other adjustments related to prior years	6	11
Withholding taxes	4	8
Other differences	4	(3)
Total tax expense	259	1,607
The Company’s 2022 effective income tax rate on earnings from continuing operations was 15.7% (2021 – 22.0%). The effective income tax rate in both years was lower than the Canadian corporate income tax rate due significantly to the lower tax rates and differing tax rules applicable to certain of the Company’s operating and financing subsidiaries outside Canada. The Company’s effective tax rate depends on the laws of numerous countries and the provisions of multiple income tax conventions between various countries in which the Company operates. A 1% increase in the effective income tax rate would have increased 2022 income tax expense and decreased earnings from continuing operations by approximately $17 million.